Exhibit 99.1

For Immediate Release — May 5, 2026

Global Indemnity Group, LLC Reports First Quarter 2026 Financial Results

Operating Income of $8.3 Million and Current Accident Year Combined Ratio of 94.9% Demonstrate Continued Underlying Underwriting Profitability on 5.4% Growth in Net Earned Premiums.

Wilmington, Del., (May 5, 2026) — Global Indemnity Group, LLC (Nasdaq: GBLI) (the "Company") today reported financial results for the three months ended March 31, 2026. Operating income was $8.3 million, or $0.57 per share, compared to an operating loss of $4.1 million, or ($0.30) per share in 2025. Net income available to common shareholders was $4.1 million, or $0.29 per share, compared to a net loss of $4.1 million, or ($0.30) per share in 2025. Current accident year underwriting income increased to $5.5 million in 2026, growth of 4% over 2025 excluding the California Wildfires, with a 54.8% loss ratio and a 94.9% combined ratio. Pretax Adjusted Operating Contribution of $20.0 million and Adjusted Return on Equity of 12.5% were in line with prior year.

Highlights of Consolidated Results for the Three Months Ended March 31, 2026

As-Reported Operating Performance
•
Operating income of $8.3 million, or $0.57 per share, compared to an operating loss of $4.1 million, or ($0.30) per share, in 2025. Net income available to common shareholders of $4.1 million, or $0.29 per share, compared to a net loss of $4.1 million, or ($0.30) per share, in 2025. Both measures for 2025 included $12.2 million of after-tax loss from the January 2025 California Wildfires ("California Wildfires").
•
Calendar year combined ratio improved 16.6 points to 95.1% compared to 111.7% in 2025, driven primarily by the impact of the California Wildfires in 2025. The loss ratio remains strong at 54.8% driving underwriting income.

Operating Performance (excluding California Wildfires)
•
Current accident year underwriting income grew 4% to $5.5 million compared to $5.3 million in 2025 supported by 5.4% growth in net earned premiums to $98.4 million.
•
Current accident year combined ratio of 94.9% was in line with 94.8% in 2025 reflecting stable underlying loss experience and a stable expense ratio.
•
Operating income of $8.3 million, or $0.57 per share, compared to $8.1 million, or $0.57 per share, in 2025.

Investment Results
•
Net investment income of $12.2 million compared to $14.8 million in 2025 reflecting a $2.3 million market value decline on a single limited partnership position for which the Company expects to record a full recovery in the second quarter of 2026 and an increased allocation to U.S. Treasuries.
•
Total investment return of $6.7 million, or 1.9% annualized, compared to $19.3 million, or 5.4%, in 2025 primarily driven by mark-to-market adjustments on fixed income securities due to an increase in Treasury rates and which are expected to recover.

Premium Growth
•
Gross written premiums of $96.5 million compared to $98.7 million in 2025. Excluding terminated business in 2025, gross written premiums were down 0.7%.
o
Wholesale Commercial: $61.5 million, down 5.2% from $64.9 million, reflects the Company maintaining pricing and return standards amidst competitive market conditions, particularly as regards property rate reductions. Wholesale Commercial’s property rate change was flat for the first quarter of 2026.
o
Vacant Express: $11.5 million, up 4.9%, and Collectibles: $4.6 million, up 12.6%, driven by premium rate increases, new agency appointments, and organic growth from existing agents.
o
Specialty Products: $7.7 million, up 2.4% from $7.6 million, with growth from new products and existing programs more than offsetting the impact of terminated business; excluding terminated products, Specialty Products grew 21.3%.
o
Assumed Reinsurance: $11.2 million, compared to $10.9 million, reflecting new treaties incepting during 2025 and 2026.

Capital Position and Book Value
•
Common shareholders’ equity of $700.1 million at March 31, 2026 compared to $702.6 million at December 31, 2025; impacted by $2.6 million of unrealized losses, net of tax, within the fixed income portfolio due to an increase in Treasury rates.
•
Book value per share of $47.92 at March 31, 2026 compared to $48.96 at December 31, 2025.
•
The Company paid dividends of $5.1 million, or $0.35 per common share, during the quarter. Since its 2003 initial public offering, the Company has returned $654.6 million to shareholders, including $522.2 million in share repurchases and $132.4 million in dividends and distributions.

Selected Consolidated Operating Information for the Three Months Ended March 31,
$ in Millions, except per share data

	2026	2025
Gross written premiums	$96.5	$98.7
Gross written premiums - Belmont Core	$96.5	$98.4
Investment income	$12.2	$14.8
Annualized investment return	1.9%	5.4%
Underwriting income (loss)	$5.3	$(10.5)
Underwriting income (loss), current accident year	$5.5	$(10.3)
Underwriting income, current accident year, excluding California Wildfires	$5.5	$5.3
Corporate expenses	$9.0	$9.5
Operating income (loss)	$8.3	$(4.1)
Operating income excluding California Wildfires	$8.3	$8.1
Pretax adjusted operating contribution (1)	$20.0	$20.1
Net income (loss) available to common shareholders	$4.1	$(4.1)
Net income available to common shareholders excluding California Wildfires	$4.1	$8.1
Adjusted return on equity, annualized, excluding California Wildfires (2)	12.5%	12.5%

Per Share Data:
Net income (loss) available to common shareholders per share	$0.29	$(0.30)
Net income available to common shareholders per share excluding California Wildfires	$0.29	$0.58
Operating income (loss) per share	$0.57	$(0.30)
Operating income per share excluding California Wildfires	$0.57	$0.57

Combined ratio:
Loss ratio	54.8%	71.5%
Expense ratio	40.3%	40.2%
Combined ratio	95.1%	111.7%
Combined ratio, current accident year	94.9%	111.5%
Combined ratio, current accident year excluding California Wildfires	94.9%	94.8%

(1)
Equals investment income plus underwriting income for current accident year excluding losses and loss adjustment expenses incurred from California Wildfires and market value decline on a single limited partnership position that the Company expects to record a full recovery in the second quarter of 2026.
(2)
Excludes corporate expenses, investment income on excess capital, and prior year underwriting income (loss).

Segment Income (Loss) for the Three Months Ended March 31,
$ in Millions

	Agency and Insurance Services		Belmont Core		Belmont Non-Core		Eliminations		Consolidated
	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025

Revenues:
Net earned premiums	$—	$—	$98.4	$92.3	$—	$1.0	$—	$—	$98.4	$93.3
Commissions and fee income	13.2	14.4	—	—	—	—	(12.4)	(14.0)	0.8	0.4
Total revenues	$13.2	$14.4	$98.4	$92.3	$—	$1.0	$(12.4)	$(14.0)	$99.2	$93.7

Losses and expenses
Net loss and loss adjustment expenses	$—	$—	$54.3	$66.5	$—	$0.5	$(0.4)	$(0.3)	$53.9	$66.7
Acquisition costs and other operating expenses	13.6	12.6	38.9	37.4	0.3	1.2	(12.0)	(13.7)	40.8	37.5
Total losses and expenses	$13.6	$12.6	$93.2	$103.9	$0.3	$1.7	$(12.4)	$(14.0)	$94.7	$104.2

Segment income (loss)	$(0.4)	$1.8	$5.2	$(11.6)	$(0.3)	$(0.7)	$—	$—	$4.5	$(10.5)

Segment income (loss) excluding California Wildfires	$(0.4)	$1.8	$5.2	$4.0	$(0.3)	$(0.7)	$—	$—	$4.5	$5.1

Segment Written Premiums for the Three Months Ended March 31,
$ in Millions

	Belmont Core		Belmont Non-Core		Total
	2026	2025	2026	2025	2026	2025
Gross written premiums	$96.5	$98.4	$(0.1)	$0.3	$96.5	$98.7
Net written premiums	$92.6	$95.6	$(0.1)	$0.2	$92.6	$95.9

Belmont Core Gross Written Premiums for the Three Months Ended March 31,
$ In Millions

	2026	2025	% Change
Wholesale Commercial	$61.5	$64.9	(5.2%)
Vacant Express	11.5	10.9	4.9%
Collectibles	4.6	4.1	12.6%
Specialty Products	7.7	7.6	2.4%
Assumed Reinsurance	11.2	10.9	2.5%
Gross written premiums	96.5	98.4	(1.9%)
Terminated business	—	(1.2)	-
Total gross written premiums, excluding terminated business	$96.5	$97.2	(0.7%)

Selected Consolidated Balance Sheet Data
$ and Shares in Millions, except per share data

	March 31, 2026	December 31, 2025
Cash and invested assets, net	$1,390.5	$1,420.2
Total assets	$1,680.1	$1,720.8
Shareholders’ equity	$704.1	$706.6

Book value per share	$47.92	$48.96
Book value per share plus cumulative
dividends and excluding AOCI	$57.52	$58.04
Shares Outstanding	14.6	14.4

Change in Consolidated Common Shareholders’ Equity and Book Value per Share
$ and Shares in Millions, except per share data

	Common Shareholders' Equity	Common Shares	Book Value Per Share
Balance at January 1, 2026	$702.6	14.4	$48.96
Net income	4.2	—	0.29
Fair value of fixed maturities	(2.6)	—	(0.18)
Stock compensation / share issuance	1.0	0.2	(0.80)
Dividends	(5.1)	—	(0.35)
Balance at March 31, 2026	$700.1	14.6	$47.92

Market Value of Consolidated Investments
$ in Millions

	March 31, 2026	December 31, 2025
Fixed maturities	$1,323.6	$1,325.5
Cash and cash equivalents	34.8	65.5
Total fixed maturities and cash and cash equivalents	1,358.4	1,391.0
Equities and other invested assets	36.6	50.8
Total cash and invested assets, gross	1,395.0	1,441.8
Payable for securities	(4.5)	(21.6)
Total cash and invested assets, net	$1,390.5	$1,420.2

Total Pre-Tax Consolidated Investment Return
Three Months Ended March 31,
$ in Millions

	2026	2025
Fixed maturities	$13.6	$14.8
Equities	0.6	0.1
Limited partnerships	(2.0)	(0.1)
Net investment income	$12.2	$14.8

Net realized investment gains (losses)	(2.2)	0.1
Net unrealized investment gains (losses)	(3.3)	4.4
Net realized and unrealized investment return	(5.5)	4.5

Total investment return	$6.7	$19.3

Average total cash and invested assets	$1,405.4	$1,436.2

Total annualized investment return %	1.9%	5.4%

Global Indemnity Group, LLC
Consolidated Statements of Operations for the Three Months Ended March 31,
$ and Shares in Thousands, expect per share data
(Unaudited)

	2026	2025
Gross written premiums	$96,450	$98,675
Net written premiums	$92,568	$95,864

Net earned premiums	$98,355	$93,316
Net investment income	12,218	14,782
Net realized investment gains (losses)	(2,243)	136
Other income	847	417
Total revenues	109,177	108,651

Net losses and loss adjustment expenses	53,861	66,738
Acquisition costs and other operating expenses	40,763	37,507
Corporate expenses	9,038	9,500
Income (loss) before income taxes	5,515	(5,094)
Income tax expense (benefit)	1,269	(1,105)
Net income (loss)	4,246	(3,989)
Less: preferred stock distributions	110	110
Net income (loss) available to common shareholders	$4,136	$(4,099)

Per share data:
Net income (loss) available to common shareholders (1)
Basic	$0.29	$(0.30)
Diluted	$0.29	$(0.30)
Weighted-average number of shares outstanding
Basic	14,351	13,867
Diluted	14,405	13,867

Cash distributions declared per common share	$0.35	$0.35

Combined ratio analysis:
Loss ratio	54.8%	71.5%
Expense ratio	40.3%	40.2%
Combined ratio	95.1%	111.7%

(1)
For the quarter ended March 31, 2025, “weighted average shares outstanding - basic” was used to calculate “diluted earnings per share” due to a net loss for the period.

Global Indemnity Group, LLC
Consolidated Balance Sheets
$ in Thousands

	(Unaudited) March 31, 2026	December 31, 2025
ASSETS
Fixed maturities:
Available for sale, at fair value (amortized cost: $1,331,715 and $1,330,310; net of allowance for expected credit losses of $0 at March 31, 2026 and December 31, 2025)	$1,323,562	$1,325,502
Equity securities, at fair value	26,409	33,673
Other invested assets	10,183	17,097
Total investments	1,360,154	1,376,272

Cash and cash equivalents	34,830	65,542
Premium receivables, net of allowance for expected credit losses of
$3,687 at March 31, 2026 and $3,640 at December 31, 2025	71,411	66,969
Reinsurance receivables, net of allowance for expected credit losses of
$1,488 at March 31, 2026 and December 31, 2025	64,416	62,595
Funds held by ceding insurers	21,979	22,114
Deferred income taxes	21,818	20,076
Deferred acquisition costs	40,226	41,183
Intangible assets	16,729	16,845
Goodwill	4,820	4,820
Prepaid reinsurance premiums	4,196	3,607
Income tax receivable	—	2,617
Lease right of use assets	7,806	8,166
Other assets	31,731	29,956
Total assets	$1,680,116	$1,720,762

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Unpaid losses and loss adjustment expenses	$747,143	$750,191
Unearned premiums	177,530	182,728
Reinsurance balances payable	3,098	1,860
Payable for securities	4,467	21,594
Contingent commissions	2,828	7,159
Income tax payable	196	—
Lease liabilities	7,902	8,331
Other liabilities	32,842	42,309
Total liabilities	$976,006	$1,014,172

Shareholders’ equity:
Series A cumulative fixed rate preferred shares, $1,000 par value;
100,000,000 shares authorized, shares issued and outstanding:
4,000 and 4,000 shares, respectively, liquidation preference:
$1,000 per share and $1,000 per share, respectively	4,000	4,000
Common shares: no par value; 900,000,000 common shares

authorized; class A common shares issued: 12,103,283 and 11,844,995, respectively (inclusive of class A common shares designated as class A-2 common shares of 780,000 and 550,000, respectively); class A common shares outstanding:10,815,515 and 10,557,227, respectively (inclusive of class A common shares designated as class A-2 common shares of 780,000 and
550,000, respectively); class B common shares issued and outstanding: 3,793,612 and 3,793,612, respectively	—	—
Additional paid-in capital (1)	466,723	465,720
Accumulated other comprehensive income (loss), net of tax	(6,596)	(4,000)
Retained earnings (1)	272,675	273,562
Class A common shares in treasury, at cost: 1,287,768 and 1,287,768 shares, respectively	(32,692)	(32,692)
Total shareholders’ equity	704,110	706,590

Total liabilities and shareholders’ equity	$1,680,116	$1,720,762

(1)
Since the Company’s initial public offering in 2003, the Company has returned $654.6 million to shareholders, including $522.2 million in share repurchases and $132.4 million in dividends/distributions.

Reconciliation of Non-GAAP Measures
Summary of Consolidated Operating Income (Loss) for the Three Months Ended March 31, (1)
$ and Shares in Millions, except per share data

	2026	2025
Operating income (loss), net of tax (2)	$8.3	$(4.1)
Net realized investment gains (losses), net of tax	(1.8)	0.1
Market value decline on limited partnership investment	(2.3)	-
Net income (loss)	$4.2	$(4.0)

Weighted average shares outstanding – diluted	14.4	13.9

Operating income (loss) per share – diluted (3)	$0.57	$(0.30)

(1)
Operating income (loss), a non-GAAP financial measure, is equal to net income (loss) excluding after-tax net realized investment gains (losses) and other unique charges not related to operations. Operating income (loss) is not a substitute for net income (loss) determined in accordance with GAAP, and investors should not place undue reliance on this measure.
(2)
Operating income (loss), net of tax, excludes preferred shareholder distributions of $0.1 million for each of the three months ended March 31, 2026 and 2025.
(3)
The operating income (loss) per share calculation is net of preferred shareholder distributions of $0.1 million for each of the three months ended March 31, 2026 and 2025.

Reconciliation of Non-GAAP Measures
Pretax Adjusted Operating Contribution for the Three Months Ended March 31,
$ in Millions

	2026	2025
Investment income	$12.2	$14.8
Underwriting income (loss), current accident year	5.5	(10.3)
Adjustments
California Wildfires net losses and loss adjustment expenses	—	15.6
Market value decline on limited partnership investment	2.3	—
Pretax adjusted operating contribution (1)	$20.0	$20.1

(1)
Pretax adjusted operating contribution, a non-GAAP financial measure, is equal to investment income plus underwriting income for current accident year excluding losses and loss adjustment expenses incurred from California Wildfires and market value decline on a single limited partnership position that the Company expects to record a full recovery in the second quarter of 2026. Pretax adjusted operating contribution is not a substitute for income (loss) before income taxes determined in accordance with GAAP, and investors should not place undue reliance on this measure.

Reconciliation of Non-GAAP Measures
Adjusted Return on Equity (ROE) for the Three Months Ended March 31,
$ in Millions

	2026			2025

	Income (loss) after tax (1)	Average Return on Equity (3)	Average Equity (2)	Income (loss) after tax (1)	Average Return on Equity (3)	Average Equity (2)
Operating income (loss)	$8.3	4.7%	$705.4	$(4.1)	(2.4)%	$688.1
Adjustments, net of tax
Investment income on excess capital	(2.2)	1.1%	-	(2.1)	(3.2)%	-
Corporate expenses	6.9	6.6%	-	7.5	6.8%	-
California wildfires losses	-	-%	-	12.2	11.2%	-
Prior accident year underwriting loss	0.1	0.1%	-	0.1	0.1%	-
Total adjustments, net of tax	4.8	7.8%	-	17.7	14.9%	-
Adjusted income	$13.1	12.5%	$418.3	$13.6	12.5%	$435.1

(1)
Adjusted income, a non-GAAP financial measure, is equal to operating income (loss) excluding after-tax investment income on excess capital plus the after-tax impact of corporate expenses, California wildfires losses and prior accident year underwriting income (loss). Adjusted income is not a substitute for net income determined in accordance with GAAP, and investors should not place undue reliance on this measure.
(2)
Average equity is the average of the beginning and ending equity for the calendar year, adjusted for average excess capital for the calendar year.
(3)
Adjusted return on equity is equal to adjusted income divided by average equity, annualized.

Reconciliation of Non-GAAP Financial Measures and Ratios for the Three Months Ended March 31,
$ in Thousands

The following reconciles the non-GAAP financial measures or ratios, which excludes the impact of prior accident year adjustments and the California Wildfires, to its most directly comparable GAAP measure or ratio. The Company believes the non-GAAP financial measures or ratios are useful to investors when evaluating the Company's underwriting performance as trends in the Company's segments may be obscured by prior accident year adjustments and the California Wildfires. These non-GAAP financial measures or ratios should not be considered as a substitute for its most directly comparable GAAP measure or ratio and do not reflect the overall underwriting profitability of the Company.

	2026	2025

Consolidated current accident year underwriting income
Underwriting income (loss) (1)	$5,323	$(10,512)
Effect of prior accident year	159	184
Current accident year underwriting income (loss) (2)	5,482	(10,328)
California Wildfires net losses and loss adjustment expenses	—	15,600
Current accident year underwriting income excluding California Wildfires (2)	$5,482	$5,272

Consolidated underwriting income
Underwriting income (loss) (1)	$5,323	$(10,512)
California Wildfires net losses and loss adjustment expenses	—	15,600
Underwriting income excluding California Wildfires (2)	$5,323	$5,088

Belmont Core segment income
Belmont Core segment income (loss) (1)	$5,242	$(11,582)
California Wildfires net losses and loss adjustment expenses	—	15,600
Belmont Core segment income excluding California Wildfires (2)	$5,242	$4,018

Consolidated segment income
Consolidated segment income (loss) (1)	$4,578	$(10,512)
California Wildfires net losses and loss adjustment expenses	—	15,600
Consolidated segment income excluding California Wildfires (2)	$4,578	$5,088

Net income available to common shareholders
Net income (loss) available to common shareholders (1)	$4,136	$(4,099)
California Wildfires net losses and loss adjustment expenses (net of tax) (3)	—	12,216
Net income available to common shareholders excluding California Wildfires (2)	$4,136	$8,117

Operating income
Operating income (loss) (4)	$8,271	$(4,105)
California Wildfires net losses and loss adjustment expenses (net of tax) (3)	—	12,216
Operating income excluding California Wildfires (2)	$8,271	$8,111

Current accident year combined ratio
Combined ratio (1)	95.1%	111.7%
Effect of prior accident year	(0.2%)	(0.2%)
Current accident year combined ratio (2)	94.9%	111.5%
Impact of California Wildfires	—	(16.7%)
Current accident year combined ratio excluding California Wildfires (2)	94.9%	94.8%

(1) Most directly comparable GAAP measure / ratio

(2) Non-GAAP financial measure / ratio

(3) Represents net losses and loss adjustment expenses of $15.6 million less tax benefit of $3.4 million.

(4) See previous table for reconciliation of operating income to net income which is the most directly comparable GAAP measure.

About Global Indemnity Group, LLC

Global Indemnity Group, LLC (Nasdaq: GBLI) is a publicly traded holding company with a diversified portfolio of property and casualty insurance-related entities.

Katalyx Holdings LLC includes:

•
Four agencies focused on sourcing, underwriting, and servicing primary and assumed reinsurance business: Penn-America Insurance Services, LLC; Valyn Re LLC; J.H. Ferguson & Associates, LLC (including Vacant Express); and Collectibles Insurance Services, LLC.
•
Three specialized insurance service businesses: Kaleidoscope Insurance Technologies, Inc., a developer of proprietary underwriting and policy systems supporting Katalyx’s agencies and broader digital initiatives; Sayata, an AI-enabled digital marketplace and agency for small commercial insurance; and Liberty Insurance Adjustment Agency, Inc., a provider of claims evaluation, adjustment, and related services.

Belmont Holdings GX, Inc. consists of five statutory insurance carriers, each rated “A” (Excellent) by AM Best:
Penn-America Insurance Company, United National Insurance Company, Penn-Patriot Insurance Company, Diamond State Insurance Company, and Penn-Star Insurance Company.

For more information, visit the Company’s website at www.gbli.com.

Forward-Looking Statements

The forward-looking statements in this press release are made pursuant to the “safe harbor” provisions of Section 21E of the Securities Exchange Act of 1934 and involve a number of risks and uncertainties. Actual results may differ materially from those expressed or implied in such statements. These statements are based on management’s current expectations and information available as of the date of this release.

Factors that could cause actual results to differ include, among others, risks related to the timing and execution of the Company’s strategy, and other operational or strategic risks. Additional details regarding these and other risks and uncertainties can be found in the Company’s filings with the Securities and Exchange Commission. Global Indemnity undertakes no obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Investor / Media Contact: Scott Eckstein / Patrick Federle KCSA Strategic Communications | (212) 896-1210 | GBLI@kcsa.com